                                                             EXHIBIT 10.162



                 LIMITED EXTENSION OF COLLABORATIVE TECHNOLOGY
                   RESEARCH, OPTION AND DEVELOPMENT AGREEMENT


        This Agreement, having an effective date as of the date of completed execution by the parties, is entered into by and between GLYCOMED INCORPORATED ("Glycomed"), a California corporation having a place of business at 860 Atlantic Avenue, Alameda, California, 94501, U.S.A. and SANKYO COMPANY LIMITED, a Japanese corporation having its principal place of business at 5-1, Nihonbashi-Honcho, 3-chome, Chuo-ku, Tokyo 103, Japan ("Sankyo").

        WHEREAS, Glycomed and Sankyo have previously entered into a COLLABORATIVE TECHNOLOGY RESEARCH, OPTION AND DEVELOPMENT AGREEMENT (the "Collaborative Technology Agreement") having an effective date of June 27, 1994;

        WHEREAS the Collaborative Technology Agreement includes a Research Term scheduled to expire on June 26, 1997; and

        WHEREAS Glycomed and Sankyo have agreed to extend the Research Term of the Collaborative Technology Agreement for a limited period;

        NOW, THEREFORE, the parties agree as follows:

1. The Research Term of the Collaborative Technology Agreement shall be extended for limited period from June 27, 1997 to October 31, 1997 under the same terms and conditions including an additional four (4) months payment of Eight Hundred Eighty-Eight Thousand, Eight Hundred Eighty-Nine U.S. Dollars (U.S. $888,889) payable by Sankyo under Article 2.6.1 of the Collaborative Technology Agreement to cover the extension of the Research Term as set forth herein.


       GLYCOMED INCORPORATED                 SANKYO COMPANY, LIMITED


By: /s/ Lloyd Flanders                 By: /s/ Yoshihiko Baba
   ------------------------------         ------------------------------
    Lloyd Flanders                         Yoshihiko Baba


Title: Senior Vice President,          Title: Managing Director
Preclinical Development                Research Institute
Research & Development
Project Management

Date: June 24, 1997                    Date: June 23, 1997
     ----------------------------           ----------------------------